UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2005
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The IndyMac Bancorp, Inc. (“Indymac Bancorp”) Direct Stock Purchase Plan (“Plan”) allows investors to invest in Indymac Bancorp common stock, par value $.01 per share (“Common Stock”), up to a maximum of $10,000 per month, per account, with an initial minimum investment of $250. Indymac Bancorp may waive the maximum investment limit upon request in individual cases pursuant to the terms of the Plan, as outlined in the Plan Prospectus dated December 30, 2003. The Plan also allows for the reinvestment of dividends paid on Indymac Bancorp Common Stock held in the Plan. An updated Appendix A, containing the various dates relative to the payment of dividends and the waiver of the maximum investment limit in 2006, is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Indymac Bancorp, Inc. Direct Stock Purchase Plan, Appendix A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: December 1, 2005	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Indymac Bancorp, Inc. Direct Stock Purchase Plan, Appendix A.